                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / x /
Filed by a Party other than the Registrant /    /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
/ x /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material under Rule 14a-12

                            WOODWARD GOVERNOR COMPANY
                (Name of Registrant as Specified In Its Charter)

                        --------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ x /    No fee required.
/   /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1) Title of each class of securities to which transaction applies:
         2)  Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)  Proposed maximum aggregate value of transaction:
         5)  Total fee paid:

/   /   Fee paid previously with preliminary materials.

/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:

Woodward Governor Company
5001 North Second Street
P.O. Box 7001
Rockford, IL 61125-7001 USA
Tel: 815-877-7441
Fax: 815-639-6033


December 10, 2003


Dear Shareholder:

You are cordially invited to attend the Company's annual meeting at 10:00 a.m., local time, on Wednesday, January 28, 2004, in the Auditorium of Northern Illinois University Rockford located at 8500 East State Street, Rockford, Illinois. Registration for the meeting will be in the foyer of the facility. We invite you to join members of our management team for an informal social period from 9:00 a.m. to 9:45 a.m. The formal meeting will begin promptly at 10:00 a.m.

Parking is available on site. A map is located on the back of this proxy statement.

Please complete and return your proxy card, or vote via telephone or the Internet as soon as possible regardless of whether you plan to attend.


Sincerely yours,

WOODWARD GOVERNOR COMPANY


John A. Halbrook
Chairman, Board of Directors

                           NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS


                         The purpose of our Annual Meeting is to:

                           1. Elect three directors to serve for a term of three
                              years each; and

                           2. Transact other business that properly comes before
                              the meeting.

                         Shareholders who owned Woodward stock at the close of business on December 1, 2003, are entitled to vote at the meeting.

                         By Order of the Board of Directors,

                         WOODWARD GOVERNOR COMPANY


                         Carol J. Manning
                         Corporate Secretary


                         December 10, 2003


Wednesday, January 28, 2004

10:00 a.m.

NIU-Rockford

8500 East State Street

Rockford, Illinois


                             YOUR VOTE IS IMPORTANT
    Even if you plan to attend the meeting in person, please date, sign, and return your proxy in the enclosed envelope, or vote via telephone or the Internet as soon as possible. Prompt response is helpful and your cooperation will be appreciated.

Table of Contents

                         About the Annual Meeting and Voting                                    6

                         Board of Directors                                                     7

                         Proposal 1 - Election of Directors                                     7

                         Board Meetings and Committees                                          9

                         Share Ownership of Management                                         11

                         Section 16(a) Beneficial Ownership Reporting Compliance               11

                         Persons Owning More than Five Percent of Woodward Stock               12

                         Common Stock Performance                                              12

                         Compensation Committee Report on Executive Compensation               13

                         Executive Compensation                                                14

                         Stock Options                                                         16

                         Long-Term Management Incentive Compensation Plan Awards               17

                         Audit Committee Report to Shareholders                                17

                         Independent Public Auditors                                           19

                         Shareholder Proposals                                                 19

                         Other Matters                                                         19

                         Section 2.8 of Bylaws                                                 20

                         Audit Committee Charter                                               21

Annual Report on Form 10-K

   You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2003, including schedules, filed with the Securities and Exchange Commission. Please contact Carol Manning, Corporate Secretary, Woodward Governor Company, P.O. Box 7001, Rockford, Illinois 61125-7001 or email investorrelations@woodward.com. This report is expected to be available at www.woodward.com by mid-December 2003.

About the Annual Meeting and Voting

                         Our Board of Directors is soliciting your proxy to vote
at our annual meeting of shareholders (or at any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting.

                         We began mailing this proxy statement and the enclosed
proxy card on or about December 10, 2003, to all shareholders entitled to vote. The Woodward Governor Company Annual Report, which includes our financial statements, is being sent with this proxy statement.

                         Shareholders who owned Woodward common stock at the
close of business on the record date, December 1, 2003, are entitled to vote at the meeting. As of the record date, there were 11,264,385 shares outstanding.

                         Each share of Woodward common stock that you own
entitles you to one vote, except for the election of directors. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director.

                         Woodward offers shareholders the opportunity to vote by
mail, by telephone, or via the Internet. Instructions to use these methods are set forth on the enclosed proxy card.

                         If you vote by telephone or via the Internet, please
have your proxy or voting instruction card available. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed, and returned the card by mail. Voting by telephone and via the Internet are valid proxy voting methods under the laws of Delaware (our state of incorporation) and Woodward Bylaws.

                         If you properly fill in your proxy card and send it to
us in time to vote, one of the individuals named on your proxy card (your "proxy") will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will follow the Board's recommendations and vote your shares:

                         - "FOR" the election of the Board's nominees to the
Board of Directors.

                         If any other matter is presented at the meeting, your
proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting.

                         You may revoke your proxy by:

                         - sending in another signed proxy card with a later
date,

                         - notifying our Corporate Secretary in writing before
the meeting that you have revoked your proxy, or

                         - voting in person at the meeting.

                         If you want to give your written proxy to someone other
than individuals named on the proxy card:

                         - cross out the individuals named and insert the name
of the individual you are authorizing to vote, or

                         - provide a written authorization to the individual you
are authorizing to vote along with your proxy card.

A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he or she is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

                         Directors are elected by a plurality vote of shares
present at the meeting, meaning that the three director nominees receiving the most votes will be elected.

                         Other action is by an affirmative vote of the majority
of shares present at the meeting and entitled to vote. Abstentions have the same effect as votes against a matter because they are considered present and entitled to vote, but are not voted. Broker non-votes will be considered present for quorum purposes but not entitled to vote. Accordingly, broker non-votes will have no effect on the vote.

Board of Directors

Structure                Our Board of Directors is divided into three classes
for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

                         Directors elected at the 2004 Annual Meeting of
Shareholders will hold office for a three-year term expiring in 2007 or when their successors are elected. Other directors are not up for election at this meeting and will continue in office for the remainder of their terms.

                         If a nominee is unavailable for election, proxy holders
will vote for another nominee proposed by the Board.

 PROPOSAL 1--ELECTION OF DIRECTORS


Directors Standing for Election at This Meeting for Terms Expiring in 2007:

                         John D. Cohn

                         Age: 49

                         Senior Vice President Strategic Development and Communications of Rockwell Automation, Inc., a provider of global industrial automation power, control, and information solutions.
                         Mr. Cohn has been a director of the Company since 2002.

                         Michael H. Joyce

                         Age: 63

                         President and Chief Operating Officer of Twin Disc, Incorporated, a designer and manufacturer of heavy-duty transmission equipment. Other directorships: Twin Disc, Incorporated and The Oilgear Company. Mr. Joyce has been a director of the Company since 2000.

                         James R. Rulseh

                         Age: 48

                         Group Vice President of Modine Manufacturing Company, a specialist in thermal management products, bringing heating and cooling technology to diversified markets. Mr. Rulseh has been a director of the Company since 2002.

     Your Board of Directors recommends a vote "FOR" the nominees presented in Proposal 1.


Directors Remaining in Office Until 2005:

                         Rodney O'Neal

                         Age: 50
                         President, Dynamics, Propulsion and Thermal Sector of Delphi Corporation. Delphi is a world leader in mobile electronics, transportation components and systems technology. Mr. O'Neal has been a director of the Company since 1999.

                         Mary L. Petrovich

                         Age: 40
                         Chief Executive Officer of AxleTech International, a supplier of off-highway and specialty vehicle drivetrain systems and components. Ms. Petrovich has been a director of the Company since 2002.

                         Michael T. Yonker

                         Age: 61
                         Retired President and Chief Executive Officer of Portec, Inc., which had operations in the construction equipment, materials handling and railroad products industries. Other directorships: Modine Manufacturing Company, Inc. and Emcor Group, Inc. Mr. Yonker has been a director of the Company since 1993.

Directors Remaining in Office Until 2006:

                         Paul Donovan

                         Age: 56
                         Retired on June 30, 2003 as Executive Vice President and Chief Financial Officer of Wisconsin Energy Corporation, a holding company with subsidiaries in utility and non-utility businesses, including electric and natural gas energy services, pump manufacturing, waste-to-energy and real estate businesses. Other directorships: \AMCORE Financial, Inc., CLARCOR, and Solutia, Inc. Mr. Donovan has been a director of the Company since 2000.

                         John A. Halbrook

                         Age: 58
                         Chairman and Chief Executive Officer of the Company. Other directorships: AMCORE Financial, Inc.
                         Mr. Halbrook has been a director of the Company since 1991.

Board Meetings and Committees

                         The Board of Directors met seven times during 2003; all
incumbent directors attended more than 75 percent of the aggregate of the total meetings of the Board of Directors and all committees of the Board on which they served.

                         All actions by committees are reported to the Board at
the next scheduled meeting. No legal rights of third parties may be affected by Board revisions.

                                                                                                Nominating
Committee Membership            Name             Audit     Compensation     Executive       and Governance
                          John D. Cohn             X            X
                          Paul Donovan             X*           X              X
                          John A. Halbrook                                     X*
                          Michael H. Joyce                                     X                       X*
                          Rodney O'Neal                         X                                      X
                          Mary L. Petrovich                     X                                      X
                          James R. Rulseh          X                                                   X
                         ---------------------------------------------------------------------------------
                          Michael T. Yonker        X            X*             X

                        * chairman

Audit Committee          The Audit Committee oversees and monitors management's
and the independent public auditors' participation in the financial reporting process. The Committee operates under a Charter, which is attached as Exhibit B, that more fully describes the responsibilities of the Committee. Consistent with the Nasdaq's independent director and Audit Committee listing standards, and in accordance with the Committee charter, all members of the Audit Committee are independent directors. The Board of Directors has determined that all members of the Audit Committee are Audit Committee Financial Experts, as the Securities and Exchange Commission defines that term. The Committeee held four meetings during 2003.

Compensation Committee   The Compensation Committee recommends the base
compensation of Woodward's officers and key personnel, and evaluates the performance of and reviews the results of the annual member evaluation for those individuals. The Committee administers the Company's Long-Term Management Incentive Compensation Plan and the 2002 Stock Option Plan, determining and taking all action, including granting of all incentives and/or stock options to eligible worker members, in accordance with the terms of the Plans. The Committee held three meetings during 2003.

Executive Committee      The Executive Committee exercises all the powers and
authority of the Board of Directors in the management of the business when the Board is not in session and when, in the opinion of the Chairman, the matter should not be postponed until the next scheduled Board meeting. The Committee may declare cash dividends. The Committee may not authorize certain major corporate actions such as amending the Certificate of Incorporation, amending the Bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of Woodward's assets.
The Committee held no meetings during 2003.

Nominating and           The Nominating and Governance Committee recommends
qualified individuals to fill any
Governance Committee     vacancies on the Board and develops and administers the
Company's Corporate Governance guidelines. The Committee held two meetings during 2003.

                         No procedures have been established for the Nominating
and Governance Committee to consider nominees recommended by shareholders.

Lead Director            In addition to the above standing committees,
Mr. Yonker serves as "Lead Director." The Lead Director chairs a separate meeting of the outside directors following each regularly scheduled Board meeting. Topics discussed are at the discretion of the outside directors. The Lead Director then meets with the Chairman and Chief Executive Officer to review items discussed at the meeting.

Director Qualifications  The Company's Bylaws provide that:

                         - each director shall retire on September 30th
following his or her seventieth birthday unless approved otherwise by the Board,

                         - no person may serve as a director unless he or she
agrees to be guided by the philosophy and concepts expressed in Woodward's Constitution, and

                         - Woodward must receive adequate notice regarding
nominees for directors. A copy of the notice requirement in Section 2.8 is attached as Exhibit A.

Director Compensation    We do not pay directors who are also Woodward officers
additional compensation for their service as directors. In 2003, compensation for non-employee directors included the following:

                         - a monthly retainer of $2,000

                         - Board and committee members receive $1,000 for each
meeting attended

                         - committee chairmen receive $1,500 for each committee
meeting attended

                         - expenses of attending Board and committee meetings

                         - award of options in January 2003 to purchase 1,000
shares of Woodward common stock at the market price on the date of grant; options vest after one year

                         Pursuant to Outside Director Stock Purchase Agreements
entered into prior to July 2002, we sold Treasury Shares at the closing price on the dates of purchase. In payment of the purchase price, non-interest bearing notes were signed and will be repaid by application of each director's monthly retainer. The largest amount of indebtedness outstanding during the year and the amount outstanding at December 1, 2003, were: Mr. Donovan, $65,283/$37,283;
Mr. Joyce, $65,282/$37,282; Mr. O'Neal $31,979/$3,979 and Mr. Rulseh,
$109,963/$81,963.

Share Ownership of Management

Directors and Executive
Officers                 The following table shows how much Woodward common
stock was owned, as of November 21, 2003, by each director, each executive officer named in the Summary Compensation table, and all directors and executive officers as a group.

                            Ownership of Common Stock

                          Non-Employee Directors                               Number                    Percent
                          John D. Cohn                                          2,000                       0.02
                          Paul Donovan                                          3,502 (2)                   0.03
                          Michael H. Joyce                                      4,792 (2)                   0.04
                          Rodney O'Neal                                         6,553 (2)                   0.06
                          Mary L. Petrovich                                     2,615                       0.02
                          James R. Rulseh                                       1,692                       0.02
                          Michael T. Yonker                                     8,036 (2)                   0.07
                          Named Executive Officers
                          Stephen P. Carter                                   102,533 (1)                   0.91
                          Thomas A. Gendron                                    68,159 (1)                   0.61
                          John A. Halbrook                                    326,216 (1)                   2.90
                          C. Phillip Turner                                   118,531 (1) (3)               1.05
                         -----------------------------------------------------------------------------------------
                          All directors and executive officers as a group     653,292 (1) (2)               5.80

                         (1) Includes the maximum number of shares which might be deemed to be beneficially owned under rules of the Securities and Exchange Commission. Includes options to purchase shares of common stock as follows: Mr. Carter 96,710; Mr. Gendron 63,574; Mr. Halbrook 310,325; and
                         Mr. Turner 92,158. Also includes shares (does not include fractional shares) allocated to participant accounts of executive officers under the Woodward Governor Company Retirement Savings Plan. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received.

                         (2) Includes exercisable options to purchase 2,000 shares of common stock granted under the 2002 Stock Option Plan to each indicated member of the Board of Directors.

                         (3) Mr. Turner retired from the Company on July 1, 2003. In accordance with Item 402 (a)(3)(iii) of Securities and Exchange Commission Regulation S-K, information is provided even though Mr. Turner was not serving as an executive officer at the end of fiscal 2003.

Share Ownership
Guidelines               In 1998, the Board of Directors established share
ownership guidelines for executives and non-employee directors to align their interests and objectives with the Company's shareholders. These guidelines require that executives own shares with a value ranging from a minimum of two times annual salary for executives at the level of vice president to a minimum of four times annual salary for the Company's Chairman and Chief Executive Officer. The guidelines also require that non-employee directors own shares with a value equal to five times annual retainer, to be reached within five years of election to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

                         Based upon a review of our records, all reports required to be filed pursuant toSection 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") were filed on a timely basis.

Persons Owning More than Five Percent of Woodward Stock

                          As of November 21, 2003                         Ownership of Common Stock

                          Principal Holders                           Number                   Percent
                         --------------------------------------------------------------------------------
                          Woodward Governor Company
                          Profit Sharing Trust
                          5001 North Second Street
                          Rockford, Illinois 61111                 1,589,225 (1)                14.11
                         --------------------------------------------------------------------------------

                          Royce & Associates, LLC
                          1414 Avenue of the Americas
                          New York, New York 10019                 1,255,576 (2)                11.15

                         (1) Shares owned by the Woodward Governor Company Profit Sharing Trust are held in its Retirement Savings Plan (the "Plan"). Vanguard Fiduciary Trust serves as Trustee of the Profit Sharing Trust. The total number of 1,589,225 shares of common stock held in the Profit Sharing Trust is allocated to participant accounts. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received. In the event of a tender or exchange offer, participants have the right individually to decide whether to tender or exchange shares in their account. The Plan directs the Trustee to tender or exchange all allocated shares for which no timely instructions are received in the same proportion as the allocated shares with respect to which it does receive directions.

                         (2) Royce & Associates, LLC has advised the Company that it has sole investment power and sole voting power for the entire holding.

Common Stock Performance

                         The following Performance Graph compares Woodward's cumulative total return on its common stock for a five-year period (years ended September 30, 1999 to September 30, 2003) with the cumulative total return of the S&P SmallCap 600 Index and the S&P 500 Industrial Machinery Index.

Total Return to Shareholders


The graph assumes that the value of the investment in Woodward's Common Stock and each index was $100 on September 30, 1998 and that all dividends were reinvested.

                                                                             Total Return to Shareholders
                         ---------------------------------------------------------------------------------------------------
                                                             1998       1999       2000       2001        2002       2003
                            Woodward Governor Company      $ 100.00   $ 112.68   $ 208.32   $ 230.27    $ 229.18   $ 214.75

                                S & P SMALLCAP 600         $ 100.00   $ 117.54   $ 145.95   $ 130.46    $ 128.12   $ 162.53
                         ---------------------------------------------------------------------------------------------------
                          S & P 500 INDUSTRIAL MACHINERY   $ 100.00   $ 137.36   $ 112.76   $ 107.41    $ 117.04   $ 147.81

Compensation Committee Report on Executive Compensation

The goal of the Compensation Committee (the "Committee") is to establish and administer a compensation program that will (1) offer competitive compensation to attract, retain, and motivate a high-quality senior management team, and (2) link total annual cash compensation to Company and individual performance. The Committee believes proper administration of such a program will result in development of a management team that embraces the best long-term interests of Woodward and its shareholders.

To accomplish this goal, the Committee, comprised entirely of independent directors, structures total compensation packages comprised of base salary, short-term and long-term incentive compensation, and stock options.

Market-based compensation recognizes responsibilities and accountabilities for similarly situated positions within a representative comparative group. Guidance is provided by a professional compensation and benefits consulting firm. This process establishes base compensation and targets for incentive/variable compensation. Woodward's stock performance is considered in determining any incentive compensation.

Compensation Structure and Components

- individuals are assigned to salary grade ranges based upon their position
- base salary is set within the range based upon actual job responsibilities, performance, and experience in the job
- annual incentive compensation targets of at least 10 percent, but not more than 70 percent, of base salary are established
- incentive compensation targets are tied to salary grade

Base Salary

Base salary and annual rate adjustments are based on individual performance, experience, responsibilities, management and leadership abilities.

Annual Incentive Compensation

Annual cash incentives are based on overall financial performance of the Company or individual groups or operating units, achievement of short-term objectives, and direct individual performance. If certain minimum target results are not achieved, no annual incentive is paid. If targeted levels are attained, annual incentive levels range from 10 percent to 70 percent of base salary. Participants have an opportunity to significantly increase their annual incentive compensation above targeted levels for outstanding performance.

The Woodward Governor Company 2002 Stock Option Plan (the "Stock Option Plan") was established to further Woodward's long-term growth and profitability by offering long-term incentives to certain key management worker members and directors who are not worker members. By providing an equity position in the Company, the Compensation Committee believes that participants' interests will be better aligned with those of the Company's shareholders.

The Stock Option Plan authorizes awards of both incentive and nonqualified stock options to worker members and nonqualified stock options to independent directors. Management makes recommendations to the Committee on the size of grant, if any, for each participant. The option price of the shares is determined at the date of the grant and will not be less than the fair market value as quoted on the Nasdaq National Market on that date.

In fiscal 2003, 24 worker members and 10 independent directors were granted options under the Stock Option Plan.

Long-Term Management Incentive Compensation Plan

In fiscal 2000, the Company established a long-term, performance-based compensation plan. Eligibility is limited to a few top-level executives, currently three individuals, as determined by the Compensation Committee. The Committee sets long-term performance goals and confirms attainment or lack thereof. The performance goals are established to encourage consistent, sustainable growth and are measured over three-year cycles.

Long-term cash award opportunities are determined at the beginning of each performance cycle and are based on goals associated with:

- average annual growth in earnings per share

- average annual return on invested assets

A target award is established for each eligible executive based upon salary grade ranging from 40 percent to 50 percent of base salary. A threshold level of performance is established below which the executive receives no incentive award. Once threshold performance is achieved, the executive receives a minimum award equal to 5 percent to 10 percent of the target award. Above threshold performance, the award increases proportionally until target performance is achieved. The award opportunity continues to increase for above-target performance to a practical maximum of 200 percent of the target award.

Compensation of the Chairman and Chief Executive Officer

Mr. Halbrook's base salary of $545,090 was determined in the same manner as for all other executive officers. For fiscal 2003, no annual incentive compensation was awarded to Mr. Halbrook.

Under the Stock Option Plan, Mr. Halbrook was awarded options in fiscal year 2004 to purchase 28,000 shares of Woodward common stock.

Mr. Halbrook also participates in the Long-Term Management Incentive Compensation Plan. Mr. Halbrook received no payout for the three-year period ended September 30, 2003. The amount of future incentive awards will be determined at the end of each subsequent three-year period based on achievement of performance goals.

Compensation Committee:  Michael T. Yonker, chairman      John D. Cohn
                         Paul Donovan                     Rodney O'Neal
                         Mary L. Petrovich

Executive Compensation

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation paid to John A. Halbrook, Woodward's Chairman and Chief Executive Officer, and to each of the other most highly compensated executive officers earning in excess of $100,000 in Annual Compensation.

Summary Compensation

                                                                                          Long-Term Compensation

                                                  Annual Compensation               Awards      Payouts
--------------------------------------------------------------------------------------------------------------------------
                                                                    Other         Securities     LTIP
                                                                   Annual         Underlying    Payouts          All Other
  Name and Principal Position       Year     Salary  Bonus (1)  Compensation (2)  Options [#]   [$] (3)   Compensation (5)
--------------------------------------------------------------------------------------------------------------------------
  John A. Halbrook                  2003  $ 592,846  $      --         --           25,000     $      --     $ 53,981
   Chairman and                     2002    519,135         --         --           50,000       399,740       54,066
   Chief Executive Officer          2001    518,066    582,870         --           40,000       403,830       53,439
--------------------------------------------------------------------------------------------------------------------------

  Thomas A. Gendron                 2003    320,404         --         --           20,000            --       31,405
   President and                    2002    266,317         --         --           20,000       122,269       29,110
   Chief Operating Officer          2001    263,732    262,293         --           13,000       125,258       29,312
--------------------------------------------------------------------------------------------------------------------------

  C. Phillip Turner (4)             2003    303,141         --         --               --            --       31,430
   Vice President                   2002    280,356     71,963         --           10,000       176,008       35,323
                                    2001    279,979    398,021         --            5,000       167,184       35,266
--------------------------------------------------------------------------------------------------------------------------

  Stephen P. Carter                 2003    273,775         --         --           10,000            --       29,447
   Executive Vice President, Chief  2002    236,205         --         --           15,000       148,138       26,841
   Financial Officer and Treasurer  2001    235,859  $ 230,000         --           10,000       150,480       26,879

(1) Includes annual incentive compensation.
(2) No executive officer received personal benefits valued at more than either 10 percent of cash compensation or $50,000.
(3) Amounts paid under the Long-Term Management Incentive Compensation Plan for the performance cycle ended September 30, 2003.
(4) Mr. Turner retired from the Company on July 1, 2003.
(5) Company contributions to the Retirement Savings Plan and Unfunded Deferred Compensation Plans are as follows:

                                                                          Unfunded Deferred
                          Retirement Savings Plan*                       Compensation Plans

  Officer             2003          2002          2001          2003          2002           2001
  Halbrook        $ 25,900      $ 26,700      $ 23,100      $ 28,081      $ 27,366       $ 30,339

  Gendron           24,050        25,249        22,368         7,354         3,861          6,944

  Turner            28,255        31,105        27,169         3,175         4,218          8,096
--------------------------------------------------------------------------------------------------

  Carter            25,348        25,850        22,787         4,098           991          4,092

*Effective December 31, 2002, the Retirement Income Plan was merged into the Member Investment and Stock Ownership Plan, which was then renamed the Retirement Savings Plan. The plans were merged to simplify plan administration and are applicable to all Woodward members.

Transitional Compensation Agreements

Woodward has transitional compensation agreements with Messrs. Halbrook, Gendron, and Carter that become operative only upon a change in control or other specified event. For purposes of these agreements, a change in control occurs if:

- any person, entity, or group (with certain exceptions) becomes the beneficial owner of 15 percent or more of the outstanding shares of Woodward common stock; or

- there is a change in a majority of the Board during any two-year period other than by election or nomination by a vote of two-thirds of the Board members as of the beginning of the period; or Woodward's shareholders approve a merger, consolidation, sale of assets or share exchange resulting in our shareholders owning less than 51 percent of the combined voting power of the surviving corporation following the transaction; or

- our shareholders approve a liquidation or dissolution.

Following a change in control, Woodward will continue to employ the executive for a minimum period of two years in substantially the same position, for substantially the same compensation and benefits. If the executive's employment is terminated by Woodward (other than for cause or due to death or disability), or the executive terminates with good reason (as defined in the agreement), he or she receives an amount (payable in a lump sum) equal to 300 percent of each of (1) the executive's annual base salary, (2) highest annual bonus in the last three years, (3) highest long-term incentive compensation bonus in the last three years, and (4) the sum of the Retirement Savings Plan and Executive Benefit Plan annual contributions made or credited for the benefit of the executive. Member benefits shall be continued at Woodward's expense for a period of three years after the date of termination. Outplacement services will be provided at Woodward's expense as well as tax preparation services for the executive's taxable year in which the termination occurred.

If the benefits and amount payable to the executives are subject to federal excise tax, the executive officers will also be entitled to receive an additional payment so they will receive (on a net basis) the same amount they would have received absent the applicability of the excise tax.

Stock Options

The following table shows stock options granted during fiscal 2003 under the Woodward Governor Company 2002 Stock Option Plan to the individuals named in the Summary Compensation table:

Option Grants in Last Fiscal Year
Individual Grants

                                                   % of                               Potential Realizable Value at Assumed
                              Number of        Total Options                                    Annual Rates of Stock Price
                        Securities Underlying   Granted to     Exercise                    Appreciation For Option Term (3)
-----------------------------------------------------------------------------------------------------------------------------
                           Options Granted     Employees in     Price     Expiration
  Name                          (1)             Fiscal Year      (2)         Date             5%($)              10%($)
  John A. Halbrook             25,000             20.00%       $  47.72   10/07/2012        $ 750,271        $ 1,901,335

  Thomas A. Gendron            20,000             16.00           47.72   10/07/2012          600,217          1,521,068

  C. Phillip Turner                --                --              --           --               --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Stephen P. Carter            10,000              8.00           47.72   10/07/2012          300,109            760,534

(1) Consists of non-qualified options issued for a ten-year term.
(2) Closing price of common stock as reported on the Nasdaq Stock Market as of the date of grant.
(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

The following table provides information on option exercises in 2003 by the individuals named in the Summary Compensation table and the value of their unexercised options at September 30, 2003.

                                                                    Number of Securities                          Value of
                               Shares                              Underlying Unexercised                        Unexercised
                              Acquired            Value                  Options at                         In-the-Money Options
                             on Exercise        Realized             Fiscal Year-End(#)                   at Fiscal Year-End ($)
  Name                           (#)               ($)           Exercisable / Unexercisable         Exercisable / Unexercisable
  John A. Halbrook                0                 0                 272,825 / 91,250                     $4,376,316 / $194,640

  Thomas A. Gendron               0                 0                  48,324 / 43,500                          673,467 / 47,531

  C. Phillip Turner               0                 0                  84,658 / 13,750                        1,451,341 / 73,843
--------------------------------------------------------------------------------------------------------------------------------

  Stephen P. Carter               0                 0                  84,710 / 29,500                        1,314,465 / 68,465

Equity Compensation Plan Information

                                                                                                            Number of Securities
                                           Number of Securities                                          Remaining Available for
                                             to be Issued upon             Weighted-Average                Future Issuance under
                                                Exercise of                Exercise Price of           Equity Compensation Plans
                                           Outstanding Options,           Outstanding Options              (excluding securities
  Plan Category                            Warrents, and Rights          Warrents, and Rights     reflected in the first column)
----------------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans
  approved by security holders (1)               1,004,762                     $ 34.28                         925,289
----------------------------------------------------------------------------------------------------------------------------------

  Equity compensation plans
  not approved by security holders                       0                           0                               0
----------------------------------------------------------------------------------------------------------------------------------

  Total                                          1,004,762                     $ 34.28                         925,289

(1) Consists of the 2002 Stock Option Plan

Long-Term Management Incentive Compensation Plan Awards

See "Compensation Committee Report on Executive Compensation" for a description of the Long-Term Management Incentive Compensation Plan (LTMIC). The following table shows, for the named executive officers, the calculated future payouts, if any, under the LTMIC for the three-year performance cycle that began in fiscal year 2003. Threshold amounts are the minimum amounts payable under the LTMIC provided that the minimum level of performance is achieved with respect to the pre-established performance objectives, measured in terms of the Company's cumulative earnings per share and return on average invested assets for the cycle. If such performance is not achieved, amounts will be zero.

Long-Term Incentive Plan Awards in Last Fiscal Year

                               Number of            Performance or              Estimated Future Payouts Under
                                Shares,              Other Period                Non-Stock Price-Based Plans
-------------------------------------------------------------------------------------------------------------------
                              Units, or            Until Maturation
  Name                       Other Rights              or Payout             Threshold       Target        Maximum
  John A. Halbrook                --                    3 years              $ 27,936      $ 272,545       545,090

  Thomas A. Gendron               --                    3 years                12,301        120,016       240,032

  C. Phillip Turner               --                      --                       --             --            --
-------------------------------------------------------------------------------------------------------------------

  Stephen P. Carter               --                    3 years                10,383        101,296       202,592

Amounts shown in this table were calculated using the salaries for the named executive officers in the LTMIC as of the beginning of the performance period October 1, 2002 through September 30, 2005.

Audit Committee Report to Shareholders

Audit Committee Report

We recommended to the Board of Directors that the consolidated balance sheets of the Company at September 30, 2003 and 2002, and the related statements of consolidated earnings, shareholders' equity, and cash flows of the Company for each of the three years ended September 30, 2003, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended September 30, 2003. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with PricewaterhouseCoopers LLP, the independent public auditors who audited the financial statements.

We discussed with PricewaterhouseCoopers LLP the matters required to be discussed under Statement of Auditing Standards No. 61, as amended. We also discussed with PricewaterhouseCoopers LLP their independence, received from them the written disclosures and the letter required by Independence Standards Board Standard No. 1, and considered whether the provision of services other than audit services (the fees for which are disclosed in the table that follows) is compatible with maintaining their independence.

Audit Committee:      Paul Donovan, chairman         John D. Cohn
                      James R. Rulseh                Michael T. Yonker

Audit Committee's Policy on Pre-Approval of Services Provided by Independent Public Auditors

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent public auditors. As a result, the Audit Committee has established a policy regarding pre-approval of all services provided by the independent public auditors. Under the established policy, all audit services and related fees require the specific approval of the Audit Committee. For audit-related services, tax services, and all other services, the Audit Committee has determined specific services and dollar thresholds under which such services would be considered pre-approved. To the extent that management requests services other than these pre-approved services, or beyond the dollar thresholds, the Audit Committee must specifically approve the services. Furthermore, under the established policy, the independent public auditors are prohibited from performing the non-audit services identified by the Securities and Exchange Commission as prohibited. Also, the policy requires management to prepare reports for the Audit Committee on a periodic basis on the Company's use of the independent public auditors.

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements as of and for the years ended September 30, 2003, and September 30, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

  Year ended September 30                                   2003                    2002
  Audit Fees                                             $ 535,823              $   512,846

  Audit-Related Fees (1)                                    23,011                   78,009

  Tax Fees                                                 192,302                  256,366

  All Other Fees (2)                                       165,038                  196,110
---------------------------------------------------------------------------------------------
  Total                                                  $ 916,174              $ 1,043,331

(1) Audit-Related Fees consists of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees for pension and benefit plan audits, consultations concerning accounting and financial reporting standards, assistance with statutory financial reporting, consultation on general internal control matters or Sarbanes-Oxley assistance, due diligence related to mergers and acquisitions, and other auditing procedures and issuance of special purpose reports.
(2) All Other Fees consists primarily of internal investigations, training, and actuarial reports and calculations (that were approved prior to April 29, 2003).

The Audit Committee pre-approves all services performed by PricewaterhouseCoopers LLP in accordance with the Audit Committee Charter, which is attached to this Proxy Statement.

Independent Public Auditors

In 2003, PricewaterhouseCoopers LLP served as Woodward's independent public auditors. A representative from the firm is expected to attend the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions. The appointment of independent public auditors for the fiscal year ending September 30, 2004, is currently expected to occur in April 2004 and will be determined by the Audit Committee of the Company. We expect PricewaterhouseCoopers LLP will be considered for reappointment.

Shareholder Proposals

If you want to submit a proposal for possible inclusion in our proxy statement for the 2005 Annual Meeting of Shareholders, you must ensure your proposal is received by us on or before August 11, 2004.

If you intend to present a proposal to shareholders, but do not want it included in the proxy statement, management's proxies for that meeting will be entitled to exercise their discretionary authority on that proposal, unless we receive notice of your proposal no later than October 24, 2004. Even if we receive proper notice before October 24, 2004, the proxies may still exercise their discretionary authority on the proposal by telling shareholders about the proposal and how they intend to vote on it, unless you solicit proxies for the proposal as required by Rule 14a-4(c)(2) under the Exchange Act.

Other Matters

Woodward is soliciting this proxy on behalf of its Board of Directors. This solicitation is being made by mail, but also may be made by telephone or in person. The Company has employed Morrow & Company to solicit proxies for the annual meeting from brokers, bank nominees, other institutional holders, and certain individual shareholders. The Company has agreed to pay $5,000, plus the out-of-pocket expenses of Morrow & Company, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

WOODWARD GOVERNOR COMPANY


Carol J. Manning


Corporate Secretary
December 10, 2003


                                                                       Exhibit A

Section 2.8 of the Bylaws Requiring Written Notice

SECTION 2.8. NOMINATIONS FOR DIRECTOR. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations other than those made by the Board of Directors shall be made by notice in writing, delivered or mailed by registered or certified United States mail, return receipt requested, postage prepaid, to the Secretary of the Corporation, not less than 20 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, not later than the close of business on the seventh day following the day on which the notice of meeting was mailed to the stockholders. Each such written notice shall contain the following information:

(a) The name and residence address of the stockholder making the nomination;

(b) Such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and

(c) The signed consent of each nominee to serve as a member of the Board of Directors if elected, and the signed agreement of each nominee that if elected he or she will be guided by the philosophy and concepts of human and industrial association of the Corporation as expressed in its Constitution in connection with the nominee's service as a member of the Board of Directors.

Unless otherwise determined by the Chairman of the Board of Directors or by a majority of the directors then in office, any nomination which is not made in accordance with the foregoing procedure shall be defective, and any votes which may be cast for the defective nominee shall be disregarded.

                                                                       Exhibit A

Charter of the Audit Committee of the Board of Directors of Woodward Governor Company

Purpose

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to accounting and reporting practices of the Company and the quality and integrity of financial reports. In so doing, it is the responsibility of the committee to maintain free and open communication among the directors, the independent auditors, and the financial management of the Company.

Responsibilities

The committee oversees and monitors management's and the independent auditors' participation in the financial reporting process. In this role, the committee is responsible for the following:

- appointment, retention, and oversight of the work of any auditing firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company. Each such auditing firm must report directly to the committee

- review and discuss with management their plans related to internal audit/risk assessment activities and the results of those activities

- review and discuss with management the audited financial statements

- discuss with the independent auditors any matters required to be discussed under Statement of Auditing Standards No. 61, as amended

- obtain from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1; discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors; and take appropriate actions with respect to the independence of the auditors

- recommend to the Board of Directors, based on reviews and discussions referred to in the preceding three items, that the audited financial statements be included in the Company's Annual Report on Form 10-K

- review with management and the independent auditors the Company's quarterly financial statements prior to filing of its Form 10-Q and earnings releases

- review major changes to the Company's auditing and accounting principles and practices as suggested by the external auditor, internal auditor, or management

- review management's internal control report prior to its inclusion in the Company's annual report, which addresses the effectiveness of the Company's internal controls and procedures for purposes of financial reporting

- establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters

- pre-approve all audit, review, or attest engagements and permissible non-audit services to be provided to the Company by the independent auditors, and approve the fees of the independent auditors for such services; provided, however, that in no event shall the committee have the authority to pre-approve any non-audit services which may not be performed by the independent auditors under applicable law

- review the findings, comments, and recommendations of the independent auditors

- provide a report in the Company's proxy statement as required by the Securities and Exchange Commission

The committee has the authority to establish pre-approval policies and procedures with respect to audit, review, and attest engagements and permissible non-audit services. The committee also has the authority to delegate to one or more members of the committee the authority to grant pre-approvals of any audit, review, or attest engagements and permissible non-audit services to be performed by the independent auditors. Any member to whom such pre-approval authority is delegated shall advise the committee at its next scheduled meeting of any such pre-approvals by such member.

The committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The committee has the authority to determine, on behalf of the Company, (i) the compensation payable to any registered public auditing firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (ii) compensation payable to any advisers employed by the committee; and (iii) the ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

Membership

The committee is to consist of three or more members of the Board of Directors, one of whom is to be elected chairperson. Each member of the committee is to be an "independent" director as defined under applicable federal securities laws and the rules of The Nasdaq Stock Market. Each member must be able to read and understand fundamental financial statements, including a balance sheet, statement of earnings, and statement of cash flows. At least one member of the committee must have past employment experience in finance or accounting or comparable experience or background that results in the individual's financial sophistication and be designated as an "audit committee financial expert" as required by applicable federal securities laws.

Meetings

The committee is to meet four or more times each fiscal year. The chairman will determine meeting agendas and will involve or exclude management and independent auditors as considered appropriate to fulfill the committee's responsibilities. Minutes of each meeting are to be prepared and approved at a subsequent meeting. Minutes are to be distributed to committee members and the Chairman of the Board of Directors, and are to be made available to all Board members.

The committee is responsible for the duties set forth in this Charter but is not responsible for either preparation of the financial statements or auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The review of the financial statements by the committee is not of the same quality as the audit performed by the independent auditors.

                                      * * *

The adequacy of this Charter is to be reviewed and reassessed by the committee annually and will be included in the proxy statement at least every three years.

Revised as of April 28, 2003

NIU-Rockford

Wednesday, January 28, 2004

10:00 a.m.

NIU-Rockford

8500 East State Street

Rockford, Illinois

Access from the south and west
(via Bypass 20)
Exit Bypass 20 to I-90 north (to Wisconsin) and drive three miles to the Business 20/East State Street exit. Follow north and east directions.

Access from the north and east
(via I-90)
Exit I-90 at Business 20 (East State Street). Turn left (east) from the exit ramp onto East State Street. Drive 1/2 mile and turn left at the light onto University Drive. Drive one block to Northern Avenue and turn right. There are 350 non-metered parking spaces surrounding the center.

                                                               PLEASE MARK VOTES
                                                           AS IN THIS EXAMPLE  X


1.  ELECTION OF DIRECTORS  __ FOR   __ WITHHOLD   __ FOR ALL EXCEPT

     01 John D. Cohn
     02 Michael H. Joyce
     03 James R. Rulseh

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
              "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST PROVIDED ABOVE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


     A majority of said attorneys or proxies who are present at the meeting shall have, and may exercise, all of the powers of all said attorneys or proxies hereunder.

            Date:
                  -------------------------

            -------------------------------
            Signature


            -------------------------------
            Signature (if held jointly)

            NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
- - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                             *FOLD AND DETACH HERE*

                          VOTE BY TELEPHONE OR INTERNET
                            QUICK***EASY***IMMEDIATE

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            WOODWARD GOVERNOR COMPANY

                                JANUARY 28, 2004


                            PROXY VOTING INSTRUCTIONS


TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call 1-888-266-6788 toll-free and follow the instructions. Have your proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.proxyvoting.com/wgov and follow the on-screen instructions.


                                                              Control Number for
                                                       Internet/Telephone Voting

                 Please Detach and Mail in the Envelope Provided

PROXY                                                                     PROXY


                            WOODWARD GOVERNOR COMPANY

         PROXY FOR ANNUAL MEETING OF THE SHAREHOLDERS - JANUARY 28, 2004
                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul Donovan, John A. Halbrook and
Michael T. Yonker, as the undersigned's proxy, with full power of substitution, to represent and to vote, as designated on the reverse side, all the undersigned's common stock in the Woodward Governor Company at the Annual Meeting of Shareholders to be held on Wednesday, January 28, 2004, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES ON ALL MATTERS. THE BOARD FAVORS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.


- - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             *FOLD AND DETACH HERE*